THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (2) UPON DELIVERY OF A LEGAL OPINION TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT ANY SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                                     Dated: ______________, 2005


                          AMENDED AND RESTATED WARRANT

                         To Purchase ________ shares of
                          Common Stock, $.01 par value

                                       of

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.

                           Expiring December 31, 2010

         THIS IS TO CERTIFY THAT, for value received, ___________________, or its registered assigns (hereinafter referred to as the ("HOLDER"), is entitled to subscribe and purchase from Performance Health Technologies, Inc., a Delaware corporation (the "COMPANY"), commencing on the date hereof, ________ shares of Common Stock, $.01 par value, of the Company (the "SHARES"), at the place where the Warrant Agency (as hereinafter defined) is located, at the Exercise Price (as hereinafter defined), all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

         Capitalized terms used in this Warrant and not otherwise defined shall have the meanings set forth in Article V hereof.

                                    ARTICLE I
                              EXERCISE OF WARRANTS

         Section 1.01 METHOD OF EXERCISE. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at the Warrant Agency, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder's election to exercise this Warrant, which notice shall specify the number of Shares to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered and (c) the aggregate Exercise Price for the Shares purchased (unless the Holder chooses the "cashless exercise" option provided in the third paragraph of this Section 1.01).

         The Company shall, as promptly as practicable and in any event within seventy-two hours thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Shares specified in said notice. The Share certificate or certificates so delivered shall be in such denominations as determined by the Company, or as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such Shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, payable in connection with the preparation, issuance and delivery of Share certificates and new Warrants as contemplated by
Section 2.07 below (other than transfer, income or similar taxes in connection with the transfer of securities), except that, if Share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

         In lieu of a monetary payment of the aggregate Exercise Price, the Holder may elect to receive, without the payment of any additional consideration, Shares equal to the value of this Warrant or portion thereof by the surrender of such Warrant to the Company with the "cashless exercise" election marked in the form of Subscription Notice. Thereupon, the Company shall issue to the Holder, such number of fully paid and non-assessable Shares as is computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                          A

where      X =      the number of Shares to be issued to the Holder pursuant
                    to this Section 1.01 upon such cashless exercise election.

           Y = the number of Shares covered by this Warrant in respect of which the cashless exercise election is made.

           A = the Fair Market Value (as defined in Article V hereof) of one Share, as at the time the cashless exercise election is made.

           B = the Exercise Price in effect under this Warrant at the time the cashless exercise election is made.

         Section 1.02 SHARES TO BE FULLY PAID AND NON-ASSESSABLE. All Shares issued upon the exercise of this Warrant (the "WARRANT SHARES") pursuant to
Section 1.01 above shall be validly issued, fully paid and nonassessable and the Company shall at all times reserve and keep available out of its authorized shares of Common Stock a sufficient number of Shares for the purpose of issuance of the Warrant Shares upon the exercise of this Warrant.

         Section 1.03 NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required to issue fractions of Shares upon exercise of this Warrant. If any fraction of a Share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional Share the Company shall pay to the Holder or Holders, as the case may be, in cash, an amount equal to the same fraction of the Fair Market Value per share of outstanding Shares on the Business Day immediately prior to the date of such exercise.

         Section 1.04 SHARE LEGEND. Each certificate for Shares issued upon exercise of this Warrant shall bear the legend set forth below, unless Holder's Counsel (as defined below) shall render an opinion in form and substance reasonably satisfactory to the Company that such legend is not required or at the time of exercise such Shares are registered under the Securities Act:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO (1) A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR (2) UPON DELIVERY OF A LEGAL OPINION TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT ANY SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion (in form and substance reasonably satisfactory to the Company) of counsel selected by the Holder of such certificate and who is reasonably acceptable to the Company ("HOLDER'S COUNSEL"), the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

                                   ARTICLE II
                            WARRANT AGENCY; TRANSFER,
                      EXCHANGE AND REPLACEMENT OF WARRANTS

         Section 2.01 WARRANT AGENCY. Until such time, if any, as an independent agency shall be appointed by the Company to perform services with respect to the Warrants described herein (the "WARRANT AGENCY"), the Company shall perform the obligations of the Warrant Agency provided herein at its principal office address or such other address as the Company shall specify by prior written notice to all Holders.

         Section 2.02 OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

         Section 2.03 TRANSFER OF WARRANT. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney. Subject to applicable law and regulation and Section 2.04 hereof, upon surrender of this Warrant as provided for herein, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new Holder which has become the registered Holder of such Warrant without having a new Warrant issued.

         Section 2.04 RESTRICTIONS ON TRANSFER. The Holder, by its acceptance hereof, represents that this Warrant is being acquired for its own account, as an investment and not with a view towards the further resale or the distribution thereof in violation of the Securities Act, and agrees that this Warrant may not be transferred, sold, assigned, hypothecated or otherwise disposed of, in whole or in part, except as provided in the legend on the first page hereof and provided that the Holder shall have furnished to the Company an opinion of Holder's Counsel, in form and substance reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

         Section 2.05 DIVISION OR COMBINATION OF WARRANTS. This Warrant may be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.04 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         Section 2.06 LOSS, THEFT, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt by the Company of a written notice (or other evidence reasonably satisfactory to the Company) of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares.

         Section 2.07 EXPENSES OF DELIVERY OF WARRANTS. The Company shall pay all expenses (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and Warrant Shares hereunder.

                                   ARTICLE III
                      COMPANY COVENANTS AND REPRESENTATIONS

         Section 3.01 COMPANY COVENANTS. In case at any time the Company shall
(a) declare any dividend or distribution on its Shares, whether payable in cash, stock or other property, (b) offer to all holders of Shares any additional shares of Common Stock, or any option, right or warrant to subscribe therefor, or (c) declare a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or propose a sale of substantially all of its property, assets and business as an entirety, then the Company shall give written notice to the Holder of the date on which the books of the Company shall close or a record shall be taken for such action. Such notice shall also specify the date as of which the holders of Shares of record shall participate in such dividend or distribution. Such written notice shall be given at least 30 days and not more than 90 days prior to the action in question, and not less than 15 days prior to the relevant record date or the date fixed for determining stockholders entitled to participate therein, as the case may be.

         Section 3.02 AUTHORITY, EXECUTION AND DELIVERY. The Company hereby represents and warrants that the Company has full corporate power and authority to enter into this Warrant and to issue Shares in accordance with the terms hereof. The execution, delivery and performance of this Warrant by the Company have been duly and effectively authorized by the Company. This Warrant has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         Section 3.03 INFORMATION REQUIREMENTS. To the extent applicable, the Company shall promptly furnish the Holder with copies of all reports, proxy statements and similar materials that it mails to holders of its Common Stock.

                                   ARTICLE IV
                             ANTIDILUTION PROVISIONS

         Section 4.01 ADJUSTMENTS GENERALLY. The Exercise Price and the number of Shares (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV.

         Section 4.02 SHARE REORGANIZATION. If the Company shall subdivide its outstanding Shares into a greater number of Shares or consolidate its outstanding Shares into a smaller number of Shares (any such event being called a "SHARE REORGANIZATION"), then (a) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of Shares are determined for purposes of such Share Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Shares outstanding on such record date before giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding immediately after giving effect to such Share Reorganization, and (b) the number of Shares subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of Shares subject to purchase immediately before such Share Reorganization by a fraction, the numerator of which shall be the number of Shares outstanding immediately after giving effect to such Share Reorganization and the denominator of which shall be the number of Shares outstanding immediately before such Share Reorganization.

         Section 4.03      BELOW MARKET DISTRIBUTION.

                  (a) If the Company shall issue or otherwise sell or distribute any Shares, other than pursuant to a Share Reorganization (any such event, including any event described in paragraphs (c) and (d) below, being herein called a "BELOW-MARKET DISTRIBUTION") for a consideration per share less than the Exercise Price per Share on the date of such issue, sale or distribution (before giving effect to such issue, sale or distribution), then, effective upon such issue, sale or distribution, the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such Below-Market Distribution by a fraction, the numerator of which shall be the sum of (i) the number of Shares outstanding immediately prior to such Below-Market Distribution multiplied by the Exercise Price per share on the date of such Below-Market Distribution plus (ii) the consideration received by the Company upon such Below-Market Distribution, and the denominator of which shall be the product of (A) the total number of Shares outstanding immediately after such Below-Market Distribution, multiplied by (B) the Exercise Price per share on the date of such Below-Market Distribution. If any Below-Market Distribution shall require an adjustment to the Exercise Price pursuant to the foregoing provisions of this paragraph (a), then effective at the time such adjustment is made, the number of Shares subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of Shares subject to purchase immediately before such Below-Market Distribution by a fraction, the numerator of which the numerator of which shall be the Exercise Price in effect immediately before such Below-Market Distribution and the denominator of which shall be the Exercise Price in effect immediately after such Below-Market Distribution.

                  (b) The provisions of paragraph (a) above, including by operation of paragraph (c) or (d) below, shall not operate to increase the Exercise Price or reduce the number of shares of Shares subject to purchase upon exercise of this Warrant. The provisions of paragraph (a) above, including operation of paragraph (c) or (d) below, shall not apply to the issuance of any Shares, the issuance of or exercise of any options, warrants, or other rights, the conversion of any debt or any other convertible security to the extent (i) now or hereafter issued or granted pursuant to the Company's Incentive Stock Plan as in effect on July 1, 2005, (ii) issued in connection with the Company's private placement pursuant to the placement agent agreement with North Coast Securities Corporation dated July 1, 2005, or (iii) arising under transactions or agreements of the Company prior to July 1, 2005 that the Company has disclosed to Holder in writing prior to July 1, 2005.

                  (c) If the Company shall issue, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Shares or any stock or securities convertible into or exchangeable for Shares (such rights, warrants or options being herein called "OPTIONS" and such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES"), whether or not such Options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which securities are issuable upon exercise of such Options upon conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of Shares issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Exercise Price per share of outstanding Shares on the date of granting such Options (before giving effect to such grant), then, for purposes of paragraph (a) above, the total maximum number of Shares issuable upon the exercise of such Options or upon conversion or exchange of the Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (e) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities. The adjustment provided for in this paragraph (c) shall give effect to the change in the Exercise Price and the number of Shares issuable upon the exercise hereof only with respect to such Options as remain outstanding.

                  (d) If the Company shall issue, sell or otherwise distribute (whether directly or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Shares are issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Company as consideration for the issue, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price per share of outstanding Shares on the date of such issue, sale or distribution (before giving effect to such issue, sale or distribution), then, for purposes of paragraph (a) above, the total maximum number of Shares issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issue, sale or distribution of such Convertible Securities and thereafter shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (e) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

                  (e) If the purchase price provided for in any Option referred to in paragraph (c) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (c) or (d) above, or the rate at which any Convertible Securities referred to in paragraph (c) or (d) above are convertible into or exchangeable for Shares shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Article IV), including the cancellation and/or expiration or termination of the Options and/or Convertible Securities, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issue, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, or in the event of the cancellation, termination or expiration of the same, such adjustment shall be made to reflect as if such issuance had never occurred, as the case may be; PROVIDED, HOWEVER, that such readjustment (other than in the event of a cancellation, termination or expiration) shall give effect to such change only with respect to such Options and Convertible Securities as then remain outstanding.

                  (f) If the Company shall pay a dividend or make any other distribution upon any capital stock of the Company payable in Shares, Options or Convertible Securities, then, for purposes of paragraph (a) above, such Shares, Options or Convertible Securities, as the case may be, shall be deemed to have been issued or sold without consideration.

                  (g) If any Shares, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any expenses incurred and any underwriting commission or concessions paid or allowed by the Company in connection therewith. If any Shares, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company for purposes of this Section 4.03 shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any Shares, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as shall be attributable to such Shares, Option or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

         Section 4.04 SPECIAL DIVIDENDS. If the Company shall issue or distribute to any holders of Shares, evidences of indebtedness, any other securities of the Company or any cash, property or other assets, and if such issuance or distribution does not constitute (a) a cash dividend or distribution out of surplus or net profits legally available therefor; (b) a Share Reorganization; or (c) a Below Market Distribution (any such nonexcluded event being herein called a "SPECIAL DIVIDEND"), then (i) the Exercise Price shall be decreased, effective immediately after the record date at which the holders of Shares are determined for purposes of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Exercise Price per share of outstanding Shares on such record date less the then Fair Market Value of the evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one Share, and the denominator of which shall be the Exercise Price per share on such record date, and (ii) the number of Shares subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of Shares subject to purchase immediately before such Special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend.

         Section 4.05 MERGER, CONSOLIDATION, ASSET SALE, CAPITAL REORGANIZATION. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Share Reorganization or a change in nominal value) in, outstanding Shares, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "CAPITAL REORGANIZATION"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization and this Warrant shall expire.

         Section 4.06 CERTAIN OTHER EVENTS. If any event occurs as to which the foregoing provisions of this Article IV are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions or would violate applicable law, then such Board shall make such adjustments in the application of such provisions (or if necessary make alternative provisions including taking all reasonable efforts to amend the Company's organizational documents), in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of Shares subject to purchase upon exercise of this Warrant.

         Section 4.07      ADJUSTMENT RULES.

                  (a) Any adjustments pursuant to this Article IV shall be made successively whenever an event referred to herein shall occur.

                  (b) If the Company shall set a record date to determine the holders of Shares for purposes of a Share Reorganization, Below Market Distribution, Special Dividend or Capital Reorganization and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article IV in respect of such action.

                  (c) No adjustment of the Exercise Price or number of Warrant Shares issuable upon exercise hereof shall be made in an amount less than 1% of such Exercise Price or number of Warrant Shares so issuable upon exercise hereof, respectively, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of such Exercise Price or number of Warrant Shares so issuable upon exercise, respectively.

         Section 4.08 PROCEEDING PRIOR TO ANY ACTION REQUIRING ADJUSTMENT. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article IV, the Company shall take any action which may be reasonably necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Shares which the holders of Warrants are entitled to receive upon exercise thereof.

         Section 4.09 NOTICE OF ADJUSTMENT. Not less than 30 nor more than 90 days prior to the effective date or 15 days prior to the record date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV, the Company shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                                    ARTICLE V
                      PARTICIPATION IN REGISTERED OFFERINGS

         Section 5.01 GENERALLY. If the Company is required to register or proposes to register any of its shares or other equity securities for public sale for cash under the Securities Act (other than on Forms S-4 or S-8 or similar registration forms), at any time from and after the expiration of a period of six (6) months after an IPO (as defined herein), it will at each such time or times give written notice to Holder of its intention to do so. After the Company's receipt of a written request from Holder, the Company shall use its best efforts to cause to be included in such registration any Warrant Shares held by Holder which Holder requested to be registered under the Securities Act and any applicable state securities laws; provided, that if the managing underwriter advises that less than all of the shares to be registered should be offered for sale so as not materially and adversely to affect the price or salability of the offering being registered by the Company, Holder (but not the Company to the extent it desires to include shares for its own account) shall reduce the number of its Warrant Shares to be included in the registration statement as required by the underwriter to the extent requisite of all prospective sellers of the securities proposed to be registered (other than the Company) on a pro rata basis according to the amounts of securities proposed to be registered by all prospective sellers to permit the sale or other disposition (in accordance with the intended method of disposition thereof as aforesaid) by the prospective seller or sellers of the securities so registered. In addition, if the Company registers any of its shares or other equity securities for public sale for cash in an IPO or in any registered offering during the six months following an IPO and includes in such registration statement any shares to be sold by a shareholder of the Company, Holder shall have the right to require the Company to include in such registration statement and offering Holder Retained Shares on a pro rata basis with the other selling stockholder(s) on the same basis as is provided in the preceding sentence. The registration requested pursuant to this Section 2(b) is referred to herein as the "Piggyback Registration".

         Section 5.02 OBLIGATIONS OF HOLDER. It shall be a condition precedent to the obligation of the Company to register any Warrant Shares pursuant to this
Article V that Holder shall furnish to the Company such information regarding the Warrant Shares held and other information concerning Holder as the Company shall reasonably request and as shall be required in connection with the registration statement to be filed by the Company. If after a registration statement becomes effective the Company advises Holder that the Company considers it appropriate to amend or supplement the applicable registration statement, Holder shall suspend further sales of the Warrant Shares pursuant to the registration statement until the Company advises Holder that such registration statement has been amended or supplemented.

         Section 5.03 REGISTRATION PROCEEDINGS. Whenever the Company is required by the provisions of this Article V to effect the registration of the Warrant Shares under the Securities Act, the Company shall:

                  (a) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

                  (b) Prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

                  (c) Furnish to Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Holder and such underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (d) Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or "Blue Sky" laws of such jurisdictions as Holder may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (e) Notify Holder, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (f) Notify Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and

                  (g) Prepare and promptly file with the SEC and promptly notify Holder of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding any provision herein to the contrary, the Company shall not be required to amend, supplement, or update a prospectus contained in any registration statement if to do so would result in an unduly burdensome expense to the Company.

         Section 5.04 EXPENSES. With respect to the inclusion of the Warrant Shares in a registration statement pursuant to this Section, all registration expenses, fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company; provided, however, that Holder shall bear its own professional fees and a pro rata share of the underwriting discount and commissions. The fees, costs and expenses of registration to be borne by the Company shall include, without limitation, all registration, filing, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or "Blue Sky" laws of any jurisdiction in which the securities to be offered are to be registered or qualified.

         Section 5.05 INDEMNIFICATION OF THE COMPANY. Subject to the conditions set forth below, in connection with any registration of the Warrant Shares pursuant to this Section, Holder agrees to indemnify and hold harmless the Company, any underwriter for the offering and each of their officers, directors and agents and each other person, if any, who controls the Company or the underwriter (each a "Company Indemnified Party"), within the meaning of Section 15 of the Securities Act, as follows:

                  (a) Against any and all losses, claims, damages and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending any litigation, commenced or threatened) (collectively, "Claims") (including payments made in settlement of litigation, if such settlement is effected with the written consent of Holder) insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as from time to time amended and supplemented), or in any application filed under any Blue Sky Laws, or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement of a material fact or such omission or alleged omission was made in the preliminary prospectus, the registration statement or the prospectus, or in such application solely upon and in conformity with written information furnished by Holder pursuant to Section 5.02; and

                  (b) In no case shall Holder be liable under this indemnity agreement with respect to any Claim made against any Company Indemnified Party unless Holder shall be notified, by letter or by facsimile confirmed by letter, of any action commenced against such Company Indemnified Party, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the Claim. The failure to so notify Holder, if prejudicial in any material respect to Holder's ability to defend such Claim, shall relieve Holder from its liability to the Company Indemnified Party under this Article V to the extent of such prejudice. Holder shall be entitled to participate at its own expense in the defense of any Claim, but if Holder elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the Company Indemnified Party. In the event Holder elects to assume the defense of any such Claim and retain such counsel, the Company Indemnified Party, defendant in the suit, shall, after the date such party is notified of such election, bear the fees and expenses of any counsel thereafter retained by such party, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the Company Indemnified Party reasonably believes that there may be available to such party any defense or counterclaim different than those available to Holder or that representation of the Company Indemnified Party by counsel for Holder presents a conflict of interest for such counsel, then the Company Indemnified Party shall be entitled to defend such suit with counsel of such party's own choosing and Holder shall bear the fees, expenses and other costs of such separate counsel.

         Section 5.06 INDEMNIFICATION OF HOLDER. Subject to the conditions set forth below, in connection with any registration of the Warrant Shares pursuant to this Section, the Company shall indemnify and defend Holder, any underwriter for the offering and each of their respective officers, directors and agents, and each other person, if any, who controls (within the meaning of the Securities Act) Holder or any such underwriter (each an "Holder Indemnified Party") and shall hold each Holder Indemnified Party harmless:

                  (a) From and against any and all Claims (including payments made in settlement of litigation, if such settlement is effected with the written consent of the Company) insofar as such Claims arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus (if used prior to the effective date of the registration statement), the registration statement or the prospectus (as any of the foregoing from time to time may be amended or supplemented), or in any application filed under any Blue Sky Laws, or arise out of or are based upon the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement of a material fact or such omission or alleged omission was made in the preliminary prospectus, registration statement or prospectus or in such application; provided, however, that the Company shall not be liable in any such case to the extent that such Claim arises out of or is based upon an untrue statement or alleged untrue statement contained in any preliminary prospectus, the registration statement or the prospectus, or application in reliance upon and in conformity with written information furnished to the Company by Holder pursuant to Section 5.02; and

                  (b) In no case shall the Company be liable under this indemnity agreement with respect to any Claim made against any Holder Indemnified Party unless the Company is notified, by letter or by facsimile confirmed by letter, of any action commenced against such Holder Indemnified Party, promptly after such person shall have been served with the summons or other legal process giving information as to the nature and basis of the Claim. The failure to so notify the Company, if prejudicial in any material respect to the Company's ability to defend such Claim, shall relieve the Company from its liability to the Holder Indemnified Party under this Article V to the extent of such prejudice. The Company shall be entitled to participate at its own expense in the defense of any Claim, but if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it, provided such counsel is reasonably satisfactory to the Holder Indemnified Party. In the event Holder elects to assume the defense of any such Claim and retain such counsel, the Holder Indemnified Party, defendant in the suit, shall, after the date such party is notified of such election, bear the fees and expenses of any counsel thereafter retained by such party, as well as any other expenses thereafter incurred by them in connection with the defense thereof; provided, however, that if the Holder Indemnified Party reasonably believes that there may be available to such party any defense or counterclaim different than those available to the Company or that representation of the Holder Indemnified Party by counsel for the Company represents a conflict of interest for such counsel, then the Holder Indemnified Party shall be entitled to defend such suit with counsel of such party's own choosing and Holder shall bear the fees, expenses and other costs of such separate counsel.

         Section 5.07 CONTRIBUTION. If the indemnification provided for in
Section 5.05 or 5.06 above is unavailable or insufficient to hold harmless a Company Indemnified Party or an Holder Indemnified Party in respect of any Claim referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative benefits received by the Company, Holder and the underwriters from the offering or, if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only their relative benefits, but also their relative fault in connection with the statements or omissions which resulted in such Claims. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party, on one hand, or such indemnifying party, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person who has committed fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of Claims shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Section 5.08 In no event shall the liability of Holder under Section
5.05 and 5.07 exceed the price received by Holder for the Warrant Shares sold in the offering.

                                   ARTICLE VI
                               CERTAIN DEFINITIONS

         The following terms, as used in this Warrant, have the following respective meanings:

         "BUSINESS DAYS" means each day in which banking institutions in New York are not required or authorized by law or executive order to close.

         "EXERCISE PRICE" means $0.25.

         "FAIR MARKET VALUE" means the fair market value in U.S. dollars of the business, property or assets in question as determined in good faith by the Company and the Holder, or, if such parties cannot agree as to valuation, either party may submit such calculation for determination by a nationally-recognized firm of independent certified public accountants ("ACCOUNTANTS") chosen in good faith by the Company, which shall bear any expense, with the reasonable consent of the Holder; PROVIDED that with respect to Shares, Fair Market Value shall mean, if applicable, the average of the daily closing prices in U.S. dollars for the Shares on the twenty (20) consecutive trading days before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the principal exchange on which the Shares are listed or admitted to trading or, if not listed or admitted to trading on any principal exchange, the closing sale price of the Shares, or in case no reported sale takes place, the average of the closing bid and asked prices, on any inter-dealer quotation system or any comparable system, or if the Shares are not so quoted, the parties hereto agree for the purposes of this Warrant that (i) the Fair Market Value of a Share at the date hereof shall be deemed to be equal to the Exercise Price (prior to any adjustment pursuant to Article IV) and, (ii) at any time in the future, the Fair Market Value of a Share shall be as reasonably agreed by the Holder and the Company; PROVIDED, if such parties cannot agree as to such valuation either party may submit such calculation for determination by the Accountants, at the Company's expense, for determination as promptly as practical. In addition, all references in this Warrant to outstanding Shares shall mean outstanding on a fully diluted basis.

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.01 NOTICES. Any notice or other communication to be given hereunder shall be in writing and shall be delivered by recognized courier, telecopy or certified mail, return receipt requested, and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered or telecopied to such party at its address set forth below (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by certified mail, on the third business day after the day on which mailed, addressed to such party at such address. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agency, unless the Holder shall notify the Company and the Warrant Agency that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder, and in either case a copy of such notices and communications shall be sent to the address on record with the Company for the Holder. In the case of the Company, such notices and communications shall be addressed as follows (until notice of a change is given as provided herein): Performance Health Technologies, Inc., 427 Riverview Plaza, Trenton, NJ 08611, Attention: Robert Prunetti, President & CEO, Fax: (609) 656-0869.

         Section 7.02 WAIVERS; AMENDMENTS. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and Holders holding a majority of Warrants at the time outstanding (or any permitted transferee of all of the Warrant); PROVIDED, HOWEVER, that no such amendment, modification or waiver shall, without the written consent of the Holders of 51% of Warrants at the time outstanding, (a) change the number of Shares subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section or Articles III or IV. Any such amendment, modification or waiver effected pursuant to this Section shall be binding upon the Holders of all Warrants and Warrant Shares, upon each future Holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Holders of Warrants and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange. No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         Section 7.03 GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware without regard to choice of law doctrine.

         Section 7.04 COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         Section 7.05 SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 7.06 SECTION HEADINGS. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         Section 7.07 NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

         Section 7.08 NO REQUIREMENT TO EXERCISE. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                  PERFORMANCE HEALTH TECHNOLOGIES, INC.


                                     By:
                                        ----------------------------------------
                                              Marc R. Silverman
                                              President & CEO

Attest:

     ---------------------------
Name:
     ---------------------------
Title:
     ---------------------------

                               SUBSCRIPTION NOTICE

                    (To be executed upon exercise of Warrant)

To:  Performance Health Technologies, Inc. (the "Company")

The undersigned hereby irrevocably elects:

                  (i) to exercise the right of purchase represented by the attached Warrant for, and to purchase thereunder, __________ Shares, as provided for therein, and tenders herewith payment of the Exercise Price in full in the form of certified or bank cashier's check or wire transfer; or

                  (ii) the "cashless exercise" of its rights under the Section
         1.01 of the attached Warrant with respect to ___________ Shares otherwise available for purchase to it under the Warrant and receive such number of Shares as provided in the formula set forth in such
         Section 1.01.

Please issue a certificate or certificates for such Shares in the following name or names and denominations:

--------------------------------------------------------------------------------

------------------------------------------------------------------------------ .

In connection with the exercise of the Warrant, the undersigned hereby represents and warrants that:

         (i) it recognizes that the Shares issuable pursuant to the attached Warrant have not been registered under the Securities Act and may not be sold, pledged or otherwise transferred except pursuant to the exceptions set forth on the legend on such Shares which is also set forth in Section 1.04 of the attached Warrant;

         (ii) it has received all material information with respect to the Company which it deems necessary with its decision to exercise the attached Warrant and it has been given an opportunity to ask questions and receive answers from representatives of the Company;

         (iii) it is purchasing the Shares for its own account, for the purpose of investment only, and not with a view towards the further resale or distribution thereof; and

         (iv) it is an "Accredited Investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended.

If said number of Shares shall not be all the Shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such Shares less any fraction of a Share paid in cash.

                                  ----------------------------------------------
                                  [Print Name of Holder]


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title
                                  (if applicable):
                                        ----------------------------------------


Dated: ____________________       NOTE:  The above signatory should  correspond
                                         exactly with the name on the face of
                                         the attached  Warrant or with the name
                                         of the assignee appearing in the
                                         assignment form below.

                                   ASSIGNMENT

                   (To be executed upon assignment of Warrant)

For value received and in accordance with Section 2.03 of the attached Warrant, ____________________ hereby sells, assigns and transfers unto
___________________________ the attached Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ attorney to transfer said Warrant on the books of SportsTrac Systems, Inc. with full power of substitution in the premises.

                                  ----------------------------------------------
                                  [Print Name of Holder]


                                  By:
                                        ----------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title
                                  (if applicable):
                                        ----------------------------------------

Dated:____________________


                                  NOTE: The above signatory should correspond
                                        exactly with the name on the face of the attached Warrant.



Consented to and approved in accordance with
Section 2.03 of the attached Warrant

Consented to and approved in accordance with
Section 2.03 of the attached Warrant


PERFORMANCE HEALTH TECHNOLOGIES, INC.

By:
      ----------------------------------------
Name:
      ----------------------------------------
Its:
      ----------------------------------------